WV Concentrated Equities Fund
Class A Shares
(Ticker Symbol: WVCAX)
Class I Shares
(Ticker Symbol: WCVIX)

A series of Investment Managers Series Trust II

Supplement dated August 7, 2017, to the
Prospectus and Statement of Additional Information (“SAI”), both dated April 28, 2017.

Effective immediately, the following replaces the first paragraph of the “Principal Investment Strategies” section on page 2 of the Prospectus:

Under normal market conditions, the Fund invests at least 80% of its net assets (which include borrowings for investment purposes) in equity securities. These equity securities may include common stocks, shares offered in initial public offerings (“IPOs”) and shares of exchange-traded funds (“ETFs”) which invest substantially all of their assets in equity securities. The Fund may invest in both U.S. and non-U.S. securities, which may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund intends to focus on equity securities of small and mid-capitalization companies but may invest in companies of any market capitalization. To that end, the Fund has elected to use the Russell 2500 Index as the Fund's primary benchmark and the S&P 500 Index as an additional benchmark. Vivaldi Asset Management, LLC (“Vivaldi” or the “Advisor”), the Fund’s advisor, considers small and mid-capitalization companies to be companies with market capitalizations within the range of those companies included in the Russell 2500 Index at the time of purchase. Because small and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of March 31, 2017, the market capitalizations of companies included in the Russell 2500 Index were between $14 million and $18.5 billion and the market capitalization of companies included in the S&P 500 Index were between $3 million and $744 billion. Investments in companies that move above or below the capitalization range of the Russell 2500 Index may continue to be held by the Fund in the Advisor’s sole discretion. The Fund will concentrate its long investments in the securities of approximately 30-60 issuers that the Advisor believes have the potential for significant appreciation.

Effective immediately, the following replaces the first paragraph of the “Principal Investment Strategies” section on page 7 of the Prospectus:

Under normal market conditions, the Fund invests at least 80% of its net assets (which include borrowings for investment purposes) in equity securities. These equity securities may include common stocks, shares offered in initial public offerings (“IPOs”) and shares of exchange-traded funds (“ETFs”) which invest substantially all of their assets in equity securities. The Fund may invest in both U.S. and non-U.S. securities, which may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs are similar to ADRs, except that they may be traded in international trading markets. The Fund intends to focus on equity securities of small and mid-capitalization companies but may invest in companies of any market capitalization. To that end, the Fund has elected to use the Russell 2500 Index as the Fund's primary benchmark and the S&P 500 Index as an additional benchmark. Vivaldi Asset Management, LLC (“Vivaldi” or the “Advisor”), the Fund’s advisor, considers small and mid-capitalization companies to be companies with market capitalizations within the range of those companies included in the Russell 2500 Index at the time of purchase. Because small and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of March 31, 2017, the market capitalizations of companies included in the Russell 2500 Index were between $14 million and $18.5 billion and the market capitalization of companies included in the S&P 500 Index were between $3 million and $744 billion. Investments in companies that move above or below the capitalization range of the Russell 2500 Index may continue to be held by the Fund in the Advisor’s sole discretion. The Fund will concentrate its long investments in the securities of approximately 30-60 issuers that the Advisor believes have the potential for significant appreciation.

Effective immediately, the following paragraph is added under the “Other Investment Strategies, Policies and Risks” section of the SAI:

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Effective immediately, the following paragraphs are added under the “Swap Transactions” section of the SAI:

Equity Swaps. The Fund may enter into equity swap contracts for hedging or investment purposes. Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund may enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payment that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Fund’s obligations over its entitlements with respect to each equity swap.

Please file this Supplement with your records.